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                                                                  EXHIBIT 10.152


            FIRST AMENDMENT TO VOTING AGREEMENT AND IRREVOCABLE PROXY


         This is the First Amendment to the Voting Agreement and Irrevocable Proxy (the "Voting Agreement") made as of November 28, 2005 by and among Delta Petroleum Corporation, a Delaware corporation ("Holdings"), Delta Petroleum Corporation, a Colorado corporation ("DP Colorado"), DPCA LLC, a Delaware limited liability company and wholly-owned subsidiary of DP Colorado ("Acquisition") and the undersigned stockholders of Castle Energy Corporation (the "Stockholders").

                                    RECITALS
                                    --------

         WHEREAS, in connection with an Agreement and Plan of Merger (the "Merger Agreement") dated as of November 8, 2005 by and among Holdings, DP Colorado, Acquisition and Castle Energy Corporation, a Delaware corporation ("Castle"), the Stockholders entered into the Voting Agreement pursuant to which the Stockholders agreed, among other things, to vote their shares in Castle in favor of the Merger Agreement and the merger contemplated therein; and

         WHEREAS, Holdings, DP Colorado, Acquisition and the Stockholders wish to modify the Voting Agreement by entering into this First Amendment to the Voting Agreement to reflect the changes specifically set forth below.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in accordance with Section 7 of the Voting Agreement, Holdings, DP Colorado, Acquisition and the Stockholders agree as follows:

     1. Schedule 1 to the Voting Agreement is amended and restated as follows:

                                   "Schedule 1
                                   -----------

     Estate of Joseph L. Castle II and Sallie W. Castle may sell up to an aggregate of 150,000 Shares

     Kathryn Van Blarcom, Sallie B. Harder and Joseph L. Castle III may each sell up to 33,333 Shares, subject to the right to reapportion such number among themselves as they shall determine"

     2. This First Amendment is effective as of November 28, 2005 (the "Effective Date").

     3. Except as modified by this First Amendment, the Voting Agreement shall remain in full force and effect.


                            [Signature pages follow]













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                  IN WITNESS WHEREOF, the parties have executed this First
Amendment as of the Effective Date above written.

                              /S/ ROGER A. PARKER
                              --------------------------------------------------
                              Delta Petroleum Corporation

                              /S/ ROGER A. PARKER
                              --------------------------------------------------
                              Delta Petroleum Corporation

                              /S/ ROGER A. PARKER
                              --------------------------------------------------
                              DPCA LLC, by its Sole Member

                              /S/ SALLY W. CASTLE
                              --------------------------------------------------
                              Estate of Joseph L. Castle II, by Sally W. Castle, Executor
                              1,434,699 Shares
                              /S/ SALLY W. CASTLE
                              --------------------------------------------------
                              Sally W. Castle
                              55,925 Shares
                              /S/ RICHARD E. STAEDTLER
                              --------------------------------------------------
                              Richard E. Staedlter
                              74,600 Shares
                              /S/ MARTIN R. HOFFMANN
                              --------------------------------------------------
                              Martin R. Hoffman
                              36,000 Shares
                              /S/ RUSSELL S. LEWIS
                              --------------------------------------------------
                              Russell S. Lewis
                              62,000 Shares
                              /S/ JOHN P. KELLER
                              --------------------------------------------------
                              John P. Keller
                              111,000 Shares
                              /S/ SIDNEY F. WENTZ
                              --------------------------------------------------
                              Sidney F. Wentz
                              78,000 Shares
                              /S/ JOSEPH L. CASTLE III
                              --------------------------------------------------
                              Joseph L. Castle III
                              218,784 Shares
                              /S/ KATHRYN VAN BLARCOM
                              --------------------------------------------------
                              Kathryn Van Blarcom
                              61,385 Shares
                              /S/ SALLIE B. CASTLE
                              --------------------------------------------------
                              Sallie B. Castle
                              189,885 Shares



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